Exhibit 32

CERTIFICATIONS

PURSUANT TO SECTION 906

OF

THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C SECTION 1350)

The undersigned, as the Chief Executive Officer of Vubotics, Inc., certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-KSB for the year ended December 31, 2004 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Vubotics, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose.

This 14th day of October, 2005	/s/ Philip E. Lundquist
Philip E. Lundquist
Chief Executive Officer

CERTIFICATION

PURSUANT TO SECTION 906

OF

THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C SECTION 1350)

The undersigned, as the Chief Financial Officer of Vubotics, Inc., certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-KSB for the year ended December 31, 2004 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Vubotics, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose.

This 14th day of October, 2005	/s/ Philip E. Lundquist
Philip E. Lundquist
Chief Financial Officer

A signed original of these written statements required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of these written statements required by Section 906, has been provided to Vubotics, Inc. and will be retained by Vubotics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The information in this Exhibit 32 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.